UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 6 Butler Street Camberwell, VIC, 3124 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 61 03 9882 6723

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 31, 2017, Propanc Health Group Corporation (the “Company”) announced its intention to effect a reverse stock split of its common stock, par value, $0.001 per share, at a ratio of 1-for-250 and to change its name to Propanc Biopharma, Inc. A copy of the Company’s press release announcing these actions is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated March 31, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2017

PROPANC HEALTH GROUP CORPORATION

By:	/s/ James Nathanielsz
James Nathanielsz
President and Chief Executive Officer

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